EXHIBIT 99 - JOINT FILER INFORMATION



  Name:                       Integrated Holding Group, L.P.
  Address:                    c/o Millennium Management, L.L.C.
                              666 Fifth Avenue, 8th Floor
                              New York, NY 10103

  Designated Filer:           Riverview Group, LLC

  Issuer & Ticker Symbol:     Digital Recorders, Inc. (TBUS)

  Date of Event Requiring
  Statement:                  09/07/2006

  Signature:                  INTEGRATED HOLDING GROUP, L.P.

                              By: Millennium Management, L.L.C.,
				  	   its general partner

                              By: /s/ Terry Feeney
                                 ------------------------------------
                              Name:  Terry Feeney
                              Title: Chief Operating Officer



  Name:                       Millennium Management, L.L.C.
  Address:                    666 Fifth Avenue, 8th Floor
                              New York, NY 10103

  Designated Filer:           Riverview Group, LLC

  Issuer & Ticker Symbol:     Digital Recorders, Inc. (TBUS)

  Date of Event Requiring
  Statement:                  09/07/2006

  Signature:                  MILLENNIUM MANAGEMENT, L.L.C.

                              By: /s/ Terry Feeney
                                 ------------------------------------
                              Name:  Terry Feeney
                              Title: Chief Operating Officer




  Name:                       Israel A. Englander
  Address:                    c/o Millennium Management, L.L.C.
                              666 Fifth Avenue, 8th Floor
                              New York, NY 10103

  Designated Filer:           Riverview Group, LLC

  Issuer & Ticker Symbol:     Digital Recorders, Inc. (TBUS)

  Date of Event Requiring
  Statement:                  09/07/2006

  Signature:                  /s/ Israel A. Englander by David Nolan
                              pursuant to a Power of Attorney
                              filed with the SEC on June 6, 2005
                              --------------------------------------------
                              Israel A. Englander